Exhibit 23.2




                          INDEPENDENT AUDITOR'S CONSENT


     We consent to the use in this Registration Statement of UnionBancCal Corporation on Form S-4 of our report dated January 25, 2002 on the financial statements of First Western Bank for the year ended December 31, 2001. We also consent to the reference to our Firm under the caption "Experts" in the Proxy, which is part of this Registration Statement.


                                       /s/ MCGLADREY & PULLEN, LLP
                                           McGladrey & Pullen, LLP

Pasadena, California
March 18, 2002